For the six month period ended (a) 2/28/01
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Florida Series

1.   Name of Issuer:
  Miami-Dade Cnty Florida School Board

2.   Date of Purchase
  09/26/2000

3.   Number of Securities Purchased
  10,000

4.   Dollar Amount of Purchase
  $1,060,370

5.   Price Per Unit
       $106.037

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Paine Webber

7.   Other Members of the Underwriting Syndicate
PaineWebber
Incorporated
Prudential
Securities Inc.
Morgan Stanley Dean
Witter
Ramirez & Co., Inc.
William R. Hough &
Co.
Lehman Brothers
Jackson Securities
Incorporated
M.R. Beal & Company
Morgan Stanley &
Co. Incorporated


For the six month period ended (a) 2/28/01
File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

Massachusetts Series

1.   Name of Issuer:
  Massachusetts Bay Transportation Authority 2000
Series A

2.   Date of Purchase
  08/01/2000

3.   Number of Securities Purchased
  7,500

4.   Dollar Amount of Purchase
  $705,870

5.   Price Per Unit
       $94.116

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Paine Webber

7.   Other Members of the Underwriting Syndicate
Bear, Stearns
& Co. Inc.
Siebert
Brandford
Shank & Co.,
LLC
Goldman,
Sachs & Co.
Fleet
Securities,
Inc.
Merrill Lynch
& Co.
William E.
Simon & Sons
Municipal
Securities,
Inc.
PaineWebber
Incorporated
Lehman
Brothers
Prudential
Securities
Inc.
M.R. Beal &
Company
Dain
Rauscher,
Inc.
State Street
Bank and
Trust Company
Salomon Smith
Barney
Corby North
Bridge
Securities
Morgan
Stanley Dean
Witter
Carolan &
Co., Inc.
JP Morgan &
Co.
Raymond James
& Associates,
Inc.
Tucker
Anthony
Incorporated







For the six month period ended (a) 2/28/01

File number (c) 811-4023

SUB-ITEM 77-0

  EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

New Jersey Series

1.   Name of Issuer:
  New Jersey Health Care Facilities
  Robert Wood Johnson University Hospital

2.   Date of Purchase
  08/16/2000

3.   Number of Securities Purchased
  20,000

4.   Dollar Amount of Purchase
  $1,943,600

5.   Price Per Unit
       $97.180

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
  Paine Webber

7.   Other Members of the Underwriting Syndicate
PaineWebber
Incorporated
Prudential
Securities Inc.
M.R. Beal &
Company
First Union
Securities,
Inc.
Shattuck
Hammond
Partners
Commerce
Capital
Markets, Inc.
Tucker Anthony
Incorporated